EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         John V. Murphy, Chief Executive Officer, and Brian W. Wixted Chief
         --------------                               ---------------
Financial Officer of Oppenheimer Select Managers Series - Mercury Advisors S&P 500 Index Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Chief Executive Officer                     Chief Financial Officer

Oppenheimer Select Managers Series-         Oppenheimer Select Managers Series-
Mercury Advisors S&P 500 Index Fund         Mercury Advisors S&P 500 Index Fund

/s/John V. Murphy                           /s/Brian W. Wixted
-----------------                           ------------------
John V. Murphy                              Brian W. Wixted

Date: 08/14/03                              Date: 08/14/03